Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2017
Significant Accounting Policies
Revenue Recognition

Revenue Recognition—Revenue is recognized when the customer takes title and assumes the risks and rewards of ownership, when the price is fixed and determinable and when collectability is reasonably assured. Sales with terms f.o.b. (free on board) shipping point are recognized at the time of shipment. For sales transactions with terms f.o.b. destination, revenue is recorded when the product is delivered to the customer’s site and when title and risk of loss are transferred. Sales on consignment are recognized in revenue at the earlier of the month that the goods are consumed or after a period of time subsequent to receipt by the customer as specified by contract terms, provided all other revenue recognition criteria is met. Incentive rebates are typically paid in cash and are netted against revenue on an accrual basis as qualifying purchases are made by the customer to earn and thereby retain the rebate.  During 2017, 2016, and 2015, customer rebates totaled $35.4 million, $34.3 million and $32.7 million, respectively.

Freight charged to customers is recognized in net sales.

Cost of Sales

Cost of Sales—Cost of sales includes material, labor and overhead costs, but excludes depreciation of plant and equipment and amortization. Proceeds received from the sale of by-products generated from the paper and packaging manufacturing process are reflected as a reduction to cost of sales. Income from sales of by-products is derived primarily from the sale of tall oil, hardwood, turpentine and waste bales to third parties. During 2017, 2016 and 2015 cost of sales was reduced by $40.9 million, $32.6 million and $36.1 million, respectively, for these by-product sales.

Freight and Distribution Expenses	Freight and Distribution Expenses—Freight and distribution includes shipping and handling costs for product sold to customers and is excluded from cost of sales.
Planned Maintenance Outage Costs

Planned Maintenance Outage Costs—The Company recognizes the cost of maintenance activities in the period in which they occur under the direct expense method in accordance with ASC 360, Property, Plant and Equipment. The Company performs planned maintenance outages at its paper mills. Costs of approximately $46.8 million, $32.6 million and $37.4 million related to planned maintenance outages are included in cost of sales for the years ended December 31, 2017, 2016 and 2015, respectively.

Net Income per Common Share

Net Income per Common Share—Basic net income per share is based on the weighted average number of common shares outstanding during the period. Diluted income per share reflects the potential dilution assuming common shares were issued for the exercise of outstanding in-the-money stock options and unvested restricted stock awards and assuming the proceeds thereof were used to purchase common shares at the average market price during the period such awards were outstanding and inclusion of such shares is dilutive to net income per share.

Concentrations of Risk

Concentrations of Risk—Financial instruments that potentially expose the Company to concentrations of credit and market risk consist primarily of cash and cash equivalents and trade accounts receivable from sales of product to third parties. When excess cash and cash equivalents are invested they are placed in investment grade commercial paper.

No customer accounted for more than 10 percent of consolidated net sales in 2017, 2016 or 2015. In order to mitigate credit risk, the Company obtains letters of credit for certain export customers.  For the years ended December 31, 2017, 2016 and 2015, net sales to U.S. based customers were 86 percent, 83 percent and 82 percent, respectively, of consolidated net sales. Net sales to foreign based customers during 2017, 2016 and 2015 were 14 percent, 17 percent and 18 percent, respectively, of consolidated net sales.  See Note 18 “Segment Information”.

The Company establishes its allowance for doubtful accounts based upon factors mainly surrounding the credit risks of specific customers and other related information. Once an account is deemed uncollectible, it is written off. At December 31, 2017, 2016 and 2015 changes to the allowance for doubtful accounts are summarized as follows ($000’s):

	Balance at				Balance at
	beginning		Charged to		end
Year ended:	of year	Acquisition	Expense	Write-offs	of year
December 31, 2017	$1,353	—	$3,024	$(3,723)	$654
December 31, 2016	$1,084	$—	$881	$(612)	$1,353
December 31, 2015	$285	$742	$368	$(311)	$1,084

Foreign Currency Transactions

Foreign Currency Transactions—The Company invoices certain European customers in Euros and Mexican customers in Pesos. Outstanding amounts for such transactions are remeasured into U.S. dollars at the year-end rate of exchange and statements of comprehensive income items are remeasured at the weighted average exchange rates for the period. Gains and losses arising from these transactions are included in foreign exchange gains / (losses) within the Consolidated Statements of Comprehensive Income.

Cash and Cash Equivalents	Cash and Cash Equivalents—Cash equivalents include all highly liquid investments with maturities of three months or less when purchased.
Fair value of Financial Instruments

Fair value of Financial Instruments—The Company’s cash and cash equivalents, trade accounts receivables, pension assets, contingent consideration liability and accounts payables are financial assets and liabilities with carrying values that approximate fair value. The Company’s variable rate term loans are financial liabilities with fair values that approximate their carrying value of $1.4 billion.  See Note 10 “Short-term Borrowings and Long-term debt”.

Inventories

Inventories—Inventories are valued at the lower of cost or market; whereby cost includes all direct and indirect materials, labor and manufacturing overhead, less by-product recoveries. Costs of raw materials, work-in-process, and finished goods are determined using the first-in, first-out method for KapStone locations with the exception of the Longview Paper mill and the seven western corrugated products manufacturing plants, which are on the last-in, first-out method.  In total, these locations represent 18 percent and 22 percent of consolidated inventories as of December 31, 2017 and 2016, respectively.  Replacement parts and other supplies are stated using the average cost method. Purchases and sales of inventory with the same counterparty that are entered into in contemplation of one another are combined and recorded as exchanges of inventory measured at the book value of the item exchanged.

In conjunction with the Victory acquisition, KapStone acquired inventories which were recorded at fair value as of the acquisition date.  The cost for the Victory inventories is stated at the lower cost or market and is determined under the first-in, first-out method.

Plant, Property, and Equipment, net

Plant, Property, and Equipment, net—Plant, property, and equipment are stated at cost less accumulated depreciation. Property, plant, and equipment acquired in acquisitions were recorded at fair value on the date of acquisition. Depreciation is computed using the straight-line method over the assets’ estimated useful lives. Assets under capital leases are depreciated on a straight-line method over the term of the lease or the useful life, if shorter. The range of estimated useful lives is as follows:

Years
Land improvements	3 - 25
Buildings	11 - 40
Machinery and equipment	3 - 30
Furniture and office equipment	5 - 10
Computer hardware and software	3 - 5

The Company accounts for costs incurred for the development of software for internal use in accordance with ASC 350 Intangibles—Goodwill and Other. This standard requires the capitalization of certain costs incurred in connection with developing or obtaining internal use software.

Leases

Leases— The Company assesses lease classification as either capital or operating at lease inception or upon modification. We lease 13 of our corrugated products manufacturing plants and most distribution centers, as well as other property and equipment, under operating leases. For purposes of determining straight-line rent expense, the lease term is calculated from the date of possession of the facility, including any periods of free rent and any renewal option periods that are reasonably assured of being exercised.

Goodwill and Intangible Assets

Goodwill and Intangible Assets— Goodwill is the excess of purchase price over the fair value of the net assets of businesses acquired. On an annual basis and in accordance with ASC 350, Intangibles — Goodwill and Other, the Company evaluates goodwill using a quantitative or qualitative assessment to determine whether it is more likely than not that fair value of any reporting unit is less than it carrying amount.  If the Company determines that the fair value of the reporting unit may be less than its carrying amount, the Company evaluates goodwill using a two-step impairment test. Otherwise, the Company concludes that no impairment is indicated and does not perform the two-step impairment test.

If the qualitative assessment concludes that the two-step impairment test is necessary, the first step is to compare the book value of the reporting unit, including goodwill, with its fair value.  A reporting unit is an operating segment or one level below an operating segment (referred to as a “component”). A component is considered a reporting unit for purposes of goodwill testing if the component constitutes a business for which discrete financial information is available and segment management regularly reviews the operating results of that component.  The Company has identified three reporting units; Western Paper and Packaging Operations, Eastern Paper and Packaging Operations and Distribution. The fair value is estimated based on a market approach and a discounted cash flow analysis, also known as the income approach, and is reconciled to the current market capitalization for the Company to ensure that the implied control premium is reasonable.  A discounted cash flow analysis requires the Company to make various judgmental assumptions, including assumptions about future cash flows, growth rates and discount rates.  The assumptions about future cash flows and growth rates are based on the forecast and long-term business plans of each reporting unit.  Discount rate assumptions are considered Level 3 inputs in the fair value hierarchy defined in ASC 820, Fair Value Measurements and Discounts.  Management also considers market-multiple information to corroborate the fair value conclusions reached using the discounted cash flow analysis.  If necessary, the second step of the goodwill impairment test compares the implied fair value of the reporting unit’s goodwill with the carrying amount of that goodwill.  The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination.  The Company’s goodwill impairment analysis is performed annually at the beginning of the fourth quarter.  The Company performed a quantitative assessment and it did not result in an impairment charge for any periods presented.

Intangible assets acquired in a business combination or asset purchase are initially valued at the fair market value using generally accepted valuation methods appropriate for the type of the intangible asset. Definite-lived intangible assets are amortized over their estimated useful lives and are reviewed for impairment if indicators of impairment arise. The evaluation of the impairment is based upon a comparison of the carrying amount of the intangible asset to the estimated future undiscounted cash flows expected to be generated by the asset. If the estimated undiscounted future cash flows are less than the carrying amount of the assets, the asset is considered to be impaired. If impaired, the intangible asset is written down to estimated fair market value.

Pension and Postretirement Benefits

Pension and Postretirement Benefits—The Company provides pension and postretirement benefits to certain employees and accounts for these benefits in accordance with ASC 715, Compensation—Retirement Benefits. For financial reporting purposes, long-term assumptions are developed through consultations with actuaries. Such assumptions include the expected long-term rate of return on plan assets, discount rates, health care trend rates and mortality rates. The discount rate for the current year is based on interest rates for long-term high quality bonds.

The amount of unrecognized actuarial gains and losses recognized in the current year’s operations is based on amortizing the unrecognized gains or losses for each plan that exceeds the larger of 10 percent of the projected benefit obligation or the fair value of plan assets, also known as the corridor. The amount of unrecognized gain or loss that exceeds the corridor is amortized over the average future service of the plan participants. While we believe that our assumptions are appropriate, significant differences in our actual experience or significant changes in our assumptions may materially affect our pension and other postretirement benefit obligations and our future expense.

Income Taxes

Income Taxes—The Company accounts for income taxes under the liability method in accordance with ASC 740, Income Taxes. Accordingly, deferred income taxes are provided for the future tax consequences attributable to differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes. Deferred tax assets and liabilities are measured using tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. A valuation allowance is established when necessary to reduce deferred tax assets to the amount that is more likely than not to be realized. The Company recognizes the benefit of tax positions when it is more likely than not to be sustained on its technical merits. The Company records interest and penalties on unrecognized tax benefits in the provision for income taxes.

Amortization of Debt Issuance Costs

Amortization of Debt Issuance Costs—The Company capitalizes costs incurred in connection with borrowings or establishment of credit facilities. These costs are amortized over the life of the borrowing or life of the credit facility using the effective interest method. For the years ended December 31, 2017, 2016 and 2015, $4.8 million, $4.8 million and $5.5 million, respectively, of debt issuance costs have been amortized and recognized within interest expense, net.

In 2017, 2016 and 2015, the Company recorded losses on debt extinguishment of $1.3 million, $0.7 million and $1.2 million, respectively, due to voluntary prepayments totaling $155.0 million, $64.7 million and $103.5 million, respectively, on the term loans under the Company’s senior secured credit facility.

Stock Based Compensation Expense

Stock Based Compensation Expense—The Company accounts for employee stock and stock-based compensation in accordance with ASC 718, Compensation—Stock Compensation. Accordingly, compensation expense for the fair value of stock options, as determined on the date of grant, is recorded on an accelerated basis over the awards’ vesting periods. The compensation expense for the fair value of restricted stock units, as determined on the date of grant, is recorded on a straight-line basis over the awards’ vesting periods. Forfeitures are estimated on the date of grant and revised if actual or expected forfeiture activity differs materially from the original estimate.

Segment Information

Segment Information— The Company reports results in two reportable segments: Paper and Packaging and Distribution. These segments represent distinct businesses that are managed separately because of differing products and services. Each of these businesses requires distinct operating and marketing strategies.

The Paper and Packaging segment produces containerboard, corrugated products and specialty paper which are sold to customers who convert our products into end-market finished products or internally to corrugated products manufacturing plants that produce a wide variety of products ranging from basic corrugated shipping containers to specialized packaging.

The Distribution segment, which operates under the Victory trade name, provides its customers comprehensive packaging solutions and services and distributes corrugated packaging materials and other specialty packaging products, which include stretch film, void fill, carton sealing tape and other specialty tapes.

Recent Accounting Pronouncements

Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standard’s Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-09, “Revenue from Contracts with Customers”. The guidance in this update affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets unless those contracts are within the scope of other standards (for example, insurance contracts or lease contracts). The guidance in this update supersedes the revenue recognition requirements in Accounting Standards Codification (“ASC”) Topic 605, “Revenue Recognition”, and most industry-specific guidance throughout the Industry Topics of the Codification. Additionally, this update supersedes some cost guidance included in Subtopic 605-35, “Revenue Recognition—Construction-Type and Production-Type Contracts”. The standard will be effective for public entities for annual reporting periods beginning after December 15, 2017 and interim periods therein. Additionally the FASB approved the option to early adopt up to the original effective date (fiscal years beginning after December 15, 2016).  The Company did not elect to early adopt this standard.

The Company has determined that it will adopt this standard utilizing the modified retrospective method, which will result in the recognition of the cumulative effect of initially applying the standard (if any) as an adjustment to opening retained earnings for the fiscal year beginning January 1, 2018.

Our implementation team, consisting of senior leadership from finance, legal, sales and operations, reported its progress to management and to the audit committee of our board of directors on a periodic basis.  We have completed the significant contract review phase of the assessment and have made all necessary updates to our systems and control environment to support additional disclosures under the new standard.   We have also made necessary changes to policies and procedures.

During our assessment, the Company considered whether the adoption would require a transition from point-in-time revenue recognition to an over-time approach for products produced by the Company without an alternative use, which would result in acceleration of revenue. The Company has determined that based on its enforceable rights included in its contracts or prevailing terms and conditions, an enforceable right of payment that includes a reasonable profit throughout the duration of the contract does not exist.  Therefore, the Company will remain at a point-in-time approach and record revenue at the point control transfers to the customer.

We do not expect to recognize a cumulative adjustment to opening retained earnings under the modified retrospective approach and do not expect that the adoption of this standard to have a material effect on the Company’s financial position or results of operations.  We anticipate the primary impact to be the additional required disclosures around revenue recognition in the notes to the consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02, “Leases”. This guidance revises existing practice related to accounting for leases under ASC Topic 840 Leases for both lessees and lessors. The new guidance in ASU 2016-02 requires lessees to recognize a right-of-use asset and a lease liability for virtually all of their leases (other than leases that meet the definition of a short-term lease). The lease liability will be equal to the present value of lease payments and the right-of-use asset will be based on the lease liability, subject to adjustment such as for initial direct costs. For income statement purposes, the new standard retains a dual model similar to ASC 840, requiring leases to be classified as either operating or finance. For lessees, operating leases will result in straight-line expense (similar to current accounting by lessees for operating leases under ASC 840), while finance leases will result in a front-loaded expense pattern (similar to current accounting by lessees for capital leases under ASC 840).

While the new standard maintains similar accounting for lessors as under ASC 840, it reflects updates to, among other things, align with certain changes to the lessee model. The guidance is effective for public entities for fiscal years beginning after December 15, 2018, including interim periods within those years. Early adoption is permitted for all entities.

The Company does have a significant number of leases for both property and equipment. As such, the Company expects that there will be a material impact on our financial position and disclosures upon the adoption of ASU 2016-02.  Our implementation team, consisting of senior leadership from finance, legal, IT and operations, reports its progress to management and to the audit committee of our board of directors on a periodic basis.  We are in the process of abstracting data from existing leases and are assessing the need for new or updated systems to support additional disclosures under the new standard.  The Company will provide additional disclosure as the implementation progresses.

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments — Credit Losses (Topic 326) Measurement of Credit Losses on Financial Instruments. This standard replaces the incurred loss methodology previously employed to measure credit losses for most financial assets and requires the use of a forward-looking expected loss model. Current accounting delays the recognition of credit losses until it is probable a loss has been incurred, while the update will require financial assets to be measured at amortized costs less a reserve and equal to the net amount expected to be collected. This standard will be effective for annual periods beginning after December 15, 2019, including interim periods within that reporting period, and early application is permitted. The Company is currently evaluating the new guidance to determine the impact it will have on its consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments”, which clarifies the treatment of several cash flow categories. In addition, ASU 2016-15 clarifies that when cash receipts and cash payments have aspects of more than one class of cash flows and cannot be separated, classification will depend on the predominant source or use. This update is effective for annual periods beginning after December 15, 2017, and interim periods within those fiscal years, with early adoption permitted, including adoption in an interim period. The Company is currently evaluating the impact that the adoption of ASU 2016-15 will have on our cash flows and related disclosures.

In January 2017, the FASB issued ASU 2017-04, “Simplifying the Test for Goodwill Impairment”, which amends the guidance in ASC Topic 350, “Intangibles-Goodwill and Other”. The ASU eliminates the requirement to calculate the implied fair value of goodwill to measure a goodwill impairment charge. Instead, entities will record an impairment charge based on the excess of a reporting unit’s carrying amount over its fair value. The ASU is effective for annual and interim impairment tests performed in periods beginning after December 15, 2019. Early adoption is permitted for annual and interim goodwill impairment testing dates after January 1, 2017. The ASU will be applied prospectively. The Company currently does not expect that the adoption of these provisions will have a material effect on our consolidated financial statements and related disclosures, but will simplify the measurement of any impairment loss should goodwill be impaired in the future.

In January 2017, the FASB issued ASU 2017-01, “Clarifying the Definition of a Business”, which amends the guidance in ASC Topic 805, “Business Combinations”. The ASU changes the definition of a business to assist entities with evaluating when a set of transferred assets and activities is a business. Under the new guidance, an entity first determines whether substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset or a group of similar identifiable assets. If this threshold is met, the set is not a business. If it is not met, the entity then evaluates whether the set meets the requirements that a business include, at a minimum, an input and a substantive process that together significantly contribute to the ability to create outputs. The ASU defines an output as “the result of inputs and processes applied to those inputs that provide goods or services to customers, investment income (such as dividends or interest), or other revenues.” The ASU is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those annual periods, and early adoption is permitted.  The ASU will be applied prospectively to any transactions occurring within the period of adoption. The Company currently does not expect that the adoption of these provisions will have a material effect on our consolidated financial statements.

In May 2017, the FASB issued ASU 2017-09 Compensation - Stock Compensation (Topic 718): Scope of Modification Accounting, to clarify which changes to the terms or conditions of a share-based payment award require an entity to apply modification accounting in Topic 718. This ASU is effective for annual periods beginning after December15, 2017. This ASU will be applied prospectively when changes to the terms or conditions of a share-based payment award occur. The Company is currently evaluating the effect that ASU No. 2017-07 will have on its consolidated financial statements and related disclosures.

In February 2018, the FASB issued ASU No. 2018-02, Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (ASU 2018-02).  Under existing U.S. GAAP, the effects of changes in tax rates and laws on deferred tax balances are recorded as a component of income tax expense in the period in which the law was enacted.  When deferred tax balances related to items originally recorded in accumulated other comprehensive income are adjusted, certain tax effects become stranded in accumulated other comprehensive income. The amendments in ASU 2018-02 allow a reclassification from accumulated other comprehensive income to retained earnings for stranded tax effects resulting from the 2017 Tax Cuts and Jobs Act. The amendments in this ASU also require certain disclosures about stranded tax effects.  The guidance is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Early adoption in any period is permitted.  The Company’s provisional adjustments recorded in 2017 to account for the impact of the 2017 Tax Cuts and Jobs Act resulted in stranded tax effects. The Company is currently evaluating the timing and impact of adopting ASU 2018-02.